EXHIBIT 10.2


                               CYTOGEN CORPORATION

                 2004 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
                 -----------------------------------------------

1.  Purpose
    -------

     The purpose of this 2004 Non-Employee Director Stock Incentive Plan (the "Plan") of Cytogen Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who act as Non-Employee Directors of the Company (as such term is defined in the Securities Exchange Act of 1934, as amended), by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.  Eligibility
    -----------

     All of the Company's Non-Employee Directors are eligible to be granted options (each, an "Option") and Compensation Shares, as defined in Section 5(a)(5) hereof, under the Plan. Each person who has been granted an Option or Compensation Shares under the Plan shall be deemed a "Participant."

3.  Administration and Delegation
    -----------------------------

     (a) Administration by Board. The Plan will be administered by the Board. The Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award of options or issuance of Compensation Shares in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option or Compensation Shares. No Director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.  Stock Available Under the Plan
    ------------------------------

     Subject to adjustment under Section 6, Options and Compensation Shares may be made under the Plan for up to three hundred seventy five thousand (375,000) shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"). If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Option being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.  Stock Options
    -------------

     (a) Option Grants.
         --------------

          (1) Each person who is newly-elected a Director of the Company at an annual meeting of the stockholders of the Company, such person not having previously served as a Director of the Company and such person not being an employee of the Company, shall, as of the date of such annual meeting, be granted an Option to purchase ten thousand (10,000) shares of Common Stock; provided, however, that the Board may, from time to time, by resolution of the Board, increase or decrease the number of shares granted to such newly elected Directors.

          (2) Each person who is appointed a Director of the Company after the date of the most recent annual meeting of the stockholders of the Company, and who is not an employee of the Company as of such date of appointment, shall be granted on such date an Option to purchase a pro rata portion of ten thousand (10,000) shares of Common Stock, based upon the number of full calendar months remaining after the date of appointment until but not including the one year anniversary month of such preceding annual meeting; provided, however, the Board may, from time to time, by resolution of the Board, increase or decrease such number of shares of Common Stock.

          (3) Effective upon approval of the Plan by the stockholders, each person who, upon the conclusion of such meeting of stockholders, is a Director and not an employee of the Company (an "Eligible Director"), shall be granted an option to purchase ten thousand (10,000) shares of Common Stock.

          (4) On the day following each annual meeting of the stockholders of the Company, commencing with the 2004 annual meeting, each person who is on that date an Eligible Director and who was re-elected at that meeting shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock; provided, however, that the Board may, from time to time, by resolution of the Board, increase or decrease the number of shares granted to such re-elected Directors. In addition, on each such date, the then Chairman of the Board shall receive an Option to purchase an additional seven thousand five hundred (7,500) shares of Common Stock; provided, however, that the Board may, from time to time, by resolution of the Board, increase or decrease the number of shares so granted to the Chairman of the Board.

          (5) Eligible Directors shall receive, at the sole discretion of and after formal action by the Board, Compensation Shares, as defined below, in such number of shares of Common Stock that is equal to each respective Eligible Director's Cash Component, as defined below, compensation divided by the Fair Market Value of the Company's Common Stock as of the date of issuance of such Compensation Shares, which shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by the Company, subject to the terms and conditions set forth herein. Compensation Shares shall not be issued for services not yet rendered by an Eligible Director to the Company. As used herein: (i) Compensation Shares means any shares of Common Stock issued to Eligible Directors hereunder in payment of such Eligible Director's Cash Component of compensation; and (ii) Cash Component means Director cash compensation, including but not limited to annual services fees, fees payable for board and committee meetings attended and fees for committees chaired.

          (6) Subject to Section 5(a)(5) hereof, and subject to adjustment under
     Section 6, Eligible Directors shall receive Compensation Shares in lieu of the Cash Component of such Eligible Director's compensation until at least such time as: (i) such Eligible Director owns two thousand (2,000) shares of the Company's Common Stock, excluding options or other rights to acquire shares of the Company's Common Stock, whether exercisable or unexercisable; or (ii) if fewer than 2,000 shares are so owned, such smaller number of shares having a Fair Market Value, as defined below, of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase Common Stock, whether exercisable or unexercisable, or other rights to acquire Common Stock of the Company.

          (7) Upon  achieving  either of the milestones (i) or (ii) set forth in
     Section 5(a)(6) hereof, each such Eligible Director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of Common Stock under the Plan; provided, however, that such Eligible Director must make such election by providing notice of such election to the Company. Additionally, any Director who has reached either of the milestones (i) or (ii) set forth in Section 5(a)(6) hereof may thereafter choose to receive subsequent compensation in cash or Compensation Shares upon written election made from time to time and to the Company in advance of the provision of all services provided therefor.

          (8) Each Option and Compensation Shares provided for in this Section 5 shall be granted automatically and without further action by the Board or the Company's stockholders. Promptly after the date of grant of each Option provided for in this Section 5, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. No other Options may be granted at any time under this Plan. All Compensation Shares required to be issued pursuant to the terms of this Section 5 shall be valued at, and issued on, the next business day immediately following the date upon which the Cash Component becomes due and payable to such Eligible Director.

     (b) Exercise Price. The exercise price of each Option will be 100% of the Fair Market Value of the Common Stock on the date of grant of the Option (the "Exercise Price"). Fair Market value shall mean: (i) if the Common Stock is traded in a market in which actual transactions are reported, the average of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is publicly traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not publicly traded, the value of a share of Common Stock as determined by the Board.

     (c) Duration of Options.
         --------------------

          (1) No Option granted under this Plan may be exercised more than 10 years after the date of grant of the option.

          (2) Except as provided in Sections 5(f) and 5(g), Options shall become exercisable in full on the first anniversary of the date of grant.

     (d) Exercise of Option. Options may be exercised, in whole or in part, at any time, by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

     (e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash, which may be satisfied by a check, in an amount equal to Exercise Price of the Option.

     (f) Termination of Service of Director Holding an Option Other Than Because of Death, Disability Retirement or Certain Voluntary Resignations. Subject to the provisions of Section 5(c), if there is a termination of service of a Director to whom an Option has been granted, other than by reason of the Director's death or disability or retirement or voluntary resignation, after three years' service as an Eligible Director, upon or after turning age 55, each Option held by the Director may be exercised until the earlier of (x) the end of the three-month period immediately following the date of termination of service, or (y) the expiration of the term of the option.

     (g) Death or Disability of Director Holding an Option. Notwithstanding the provisions of Section 5(c), if there is a termination of service of a Director to whom an option has been granted by reason of the Director's death or disability, or a former Director dies within three months following the date of his or her termination of service, each option held by the Director on the date of the Director's termination of service may be exercised in full (i.e., in respect of up to 100% of the Option shares, regardless of the time elapsed since the date of grant) until the earlier of (x) the end of the one-year period immediately following the date of termination of service or (y) the expiration of the term of the Option. In the event of an Eligible Director's death, all of such person's outstanding Options will transfer to the maximum extent permitted by law to such person's designated beneficiary. Each Eligible Director may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Company, will be effective only when delivered to the Company, when effective will revoke all prior designations by the Eligible Director and will be allowed only to the extent permitted by applicable law. If an Eligible Director dies with no such beneficiary designation in effect, such person's Options will be transferable by will or pursuant to the laws of descent and distribution applicable to such person.

     (h) Retirement or Certain Voluntary Resignations. If there is a termination of service of a Director by reason of the Director's retirement or voluntary resignation at any time after the Director has reached age 55 and, in each such case, such Director has provided a minimum of three years' service as an Eligible Director, each Option held by the Director on the date of the Director's termination of service may be exercised in full (i.e., in respect of up to 100% of the option shares, regardless of the time elapsed since the date of grant) until the earlier of (x) the end of the five year period immediately following the date of termination of service or (y) the expiration of the term of the option.

6.  Adjustments for Changes in Common Stock and Certain Other Events.
    -----------------------------------------------------------------

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan,
(ii) the number of shares received under Section 5(a)(6) and (iii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Options may be made, if applicable). If this Section 6(a) applies and Section 6(d) also applies to any event, Section 6(d) shall be applicable to such event, and this
Section 6(a) shall not be applicable.

     (b) Company Discretion. The existence of outstanding Options or Compensation Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding options.

     (c) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before the effective date.

     (d) Corporate Transactions; Major Events.
         -------------------------------------

          (1) If as a result of any (i) reorganization, (ii) merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, or (iii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction (each of (i), (ii) and (iii) being a "Corporate Transaction") while an Option is outstanding, or the execution by the Company of any agreement with respect to a Corporate Transaction, then (regardless of whether the transaction will also constitute a Major Event (as defined below)) the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Corporate Transaction, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Corporate Transaction, the consideration (whether cash, securities or other property) received as a result of the Corporate Transaction by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Corporate Transaction is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Corporate Transaction.

          Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, or in the event of a liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Corporate
     Transaction and will terminate immediately prior to the consummation of such Corporate Transaction, except to the extent exercised by the Participants before the consummation of such Corporate Transaction; provided, however, that in the event of a Corporate Transaction under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Corporate Transaction (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Corporate Transaction and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable) exceeds (B) the aggregate exercise price of such Options.

          In the event of a Corporate Transaction, Compensation Shares shall be adjusted in the same manner as the Company's Common Stock.

          (2) Upon the occurrence of a Major Event (regardless of whether such event also constitutes a Corporate Transaction), all of the Option Shares covered by an Option shall become immediately available for purchase upon exercise of the option, without regard to the vesting provisions of Section 5(c)(2). "Major Event" shall mean when (i) the Company enters into one or more definitive agreements to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets, or to effect any other transaction, share exchange consolidation or reorganization having similar results or effect; (ii) any person other than the Company makes a tender or exchange offer for more than 50% of Common Stock pursuant to which purchases of any amount of Common Stock are made; (iii) stock representing more than 50% of the voting power of the Company is acquired by any person other than the Company in any one or more transactions occurring in any 24 month period.

7.  General Provisions Applicable to Options and Compensation Shares.
    -----------------------------------------------------------------

     (a) (i) Transferability of Options. Except as the Board may otherwise determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (ii)Transferability of Compensation Shares. For one year after the date of issuance of Compensation Shares to any Eligible Director, such Compensation Shares shall not be transferable by such Eligible Director. During this one year period, Compensation Shares may not be assigned, pledged or hypothecated in any way, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of Compensation Shares contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Compensation Shares, and, except as expressly stated in this Plan, the Company will not be required to, and will not, remove any related restrictive legend from the Compensation Shares until such one year period has expired. The Compensation Shares shall bear a restrictive legend evidencing such lock-up (the "Lock-up Legend"). Upon the expiration of such one year lock-up period, Compensation Shares shall become fully transferable by the holder, subject to the terms of the Securities Act of 1933, as amended and state securities laws. The Company shall take reasonable steps to remove the Lock-up Legend from the Compensation Shares within a reasonable time after the expiration of such period upon the request of an Eligible Director.
Notwithstanding such lock-up provision, upon the occurrence of a Corporate Transaction, all of the Compensation Shares issued hereunder to Eligible Directors shall be treated in a like manner as are the outstanding shares of the Company's Common Stock upon the occurrence of such Corporate Transaction.

     (b) Documentation. Each Option shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Option may contain terms and conditions in addition to those set forth in the Plan.

     (c) Amendment of Option. Subject to the provisions of the Company's Bylaws, the Board may amend, modify or terminate any outstanding Option, including but not limited to, substituting therefor another Option of the same or a different type, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (d) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (e) Deferred Delivery of Shares Issuable Pursuant to an Option. The Board may, at the time any Option is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Option, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

     (f) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

8.  Miscellaneous
    -------------

     (a) No Rights As Stockholder. Subject to the provisions of the applicable Option, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (b) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Option granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Option, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Options shall be granted

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

under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Options previously granted may extend beyond that date.

     (c) Amendment of Plan. Subject to the provisions of the Company's Bylaws, the Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

     (d) Governing Law. The provisions of the Plan and all Options made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.




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